UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 5, 2016
Date of Report (Date of earliest event reported)

GMCI CORP.
(Exact name of registrant as specified in its charter)

Nevada	000-54629	43-2110431
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Level 1 Tower 1 Avenue 3 The Horizon Bangsar South City Kuala Lumpur, Malaysia	59200
(Address of principal executive offices)	(Zip Code)

60-3-2242-2259
Registrant’s telephone number, including area code

1255 W. Rio Salado Pkwy, Suite 215
Tempe, AZ 85281
 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

On October 5, 2016, the Board of Directors (the “Board”) of GMCI Corp., a Nevada corporation (the “Company”), appointed its current Chief Executive Officer, Mr. Lok Khing Ming, as the Company’s Chairman of the Board.

Concurrently therewith, Mr. Calvin Chin, the Company’s current Chief Financial Officer (“CFO”) was appointed as the Chief Executive Officer (“CEO”), which left a vacancy for the position of Chief Financial Officer. The following individuals were therefore appointed to their respective positions:

M.W. Jason Chan as the Company’s Chief Financial Officer.
S.N. Loh as the Company’s Chief Operating Officer.
Dr. Brian Kee Mun Wong as the Company’s Chief Marketing Officer.
Kevin Chea Lin Liu as the Company’s Chief Sales Officer.

Following is biographical information for each of the new Officers listed above.

M.W. “Jason” Chan
From August 2010 to September 2016, Mr. Chan managed a portfolio of audit clients with divergent operations, including but not limited to, public offerings, due diligence audits, restructuring and reverse takeovers for Baker Tilly Monteiro Heng, an accounting and audit firm located in Kuala Lumpur, as its Director of Transaction Reporting.

S.N. Loh
From April 2012 to October 2015, Mr. Loh was the General Manager responsible for marketing, sales, business development and planning for WRP Asia Pacific Sd. Bhd., a medical glove manufacturing company located in Malaysia. From August 2009 to March 2012, Mr. Loh was the Operations Director, responsible for factory operations, for Vinh Chanh Co. Ltd., a bio mass fuel supplier in Vietnam.

Dr. Brian Kee Mun Wong

From March 2016 to August 2016, Dr. Wong was Marketing Director for Putra Business School in Serdang, Malaysia. While in this position he was responsible for implementing new marketing strategies for the school. From November 2014 to February 2016, he was Head of Infrastructure Segment (Marketing) for Lafarge Malaysia Bhd, a construction company located in Damansara, Malaysia. His responsibilities in this position included overseeing the budget and growth of the infrastructure segment business. From February 2013 to October 2014, Dr. Wong was responsible for market intelligence data as Head of Research & Informatics at Malaysia Healthcare Travel Council in Malaysia. From July 2009 to June 2011, Dr. Wong was a faculty member in Taylor’s University, Malaysia.

Kevin Chea Lin Liu

From March 2014 to March 2016, Mr. Liu was Managing Director responsible for recruitment at AIMS Select, a human resources management and services company located  in Kuala Lumpur, Malaysia. From November 2010 to January 2014, Mr. Liu was Head of Retail Sales for Maxis, a telecommunications company located in Malaysia.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GMCI CORP.

Date: October 27, 2016	/s/ Calvin Chin
Calvin Chin
President